Exhibit 99.1

For Information Contact:

Investor Relations

Varian, Inc.

650.424.5471

ir@varianinc.com

VARIAN, INC. REPORTS FOURTH QUARTER 2009 RESULTS

PALO ALTO, Calif. — Varian, Inc. (NasdaqGS: VARI) today reported fourth quarter fiscal year 2009 revenues of $196.5 million, a decrease of 30.4% from the fourth quarter of fiscal year 2008. Orders exceeded revenues by approximately $9 million in the fourth quarter of fiscal year 2009.

Non-GAAP (adjusted) diluted earnings per share for the fourth quarter of 2009 were $0.40, a decrease of 48.7% from the $0.78 in the fourth quarter of 2008. On a GAAP basis, diluted earnings per share in the fourth quarter of 2009 were $0.07 (including $0.28 of costs relating to the pending acquisition of the company by Agilent Technologies, Inc. (“Agilent”)), compared to $0.69 in the fourth quarter of 2008.

Adjusted operating profit margin was 8.4% in the fourth quarter of 2009, compared to 13.0% in the prior-year quarter. On a GAAP basis, operating profit margin was 2.6% in the fourth quarter of 2009, compared to 11.6% in the same quarter a year ago.

Revenues in the fourth quarter of fiscal year 2009 were essentially flat on a sequential basis, but were lower than the prior-year quarter, primarily due to the global economic downturn as well as specific items impacting the comparability of the fourth quarter of fiscal year 2009 with the fourth quarter of fiscal year 2008. Revenues in the fourth quarter of fiscal year 2008 benefitted from (1) an extra week and (2) exceptionally strong shipments related to overcoming manufacturing transition and execution issues experienced in the third quarter of fiscal year 2008. In addition, revenues in the fourth quarter of fiscal year 2009 were negatively impacted by customers’ uncertainty and other disruptions related to the announcement and pendency of the acquisition by Agilent. Compared to record adjusted operating profit margins in the prior-year quarter, adjusted operating margins in the fourth quarter of fiscal year 2009 were negatively impacted by the lower sales volumes, product mix and disruptions relating to the pending acquisition.

Free cash flow, which is defined as operating cash flow less net fixed asset purchases, was $29.7 million in the fourth quarter of 2009 and a record $94.3 million for the full fiscal year. The excellent free cash flow generated by the company in fiscal year 2009 demonstrates the fundamental strength and flexibility of the business through the challenging economic environment during that period.

Fiscal year 2009 sales totaled $806.7 million, a decrease of 20.3% compared to the $1.013 billion reported in fiscal year 2008. Adjusted net earnings in fiscal year 2009 decreased 26.2% to $58.0 million, compared to $78.7 million in the prior fiscal year. Adjusted diluted earnings per share were $2.01 in fiscal year 2009, representing a decrease of 23.3% compared to the $2.62 in fiscal year 2008. On a GAAP basis, net earnings were $38.6 million, or $1.34 diluted earnings per share, in fiscal year 2009, compared to $65.1 million, or $2.17 diluted earnings per share, in fiscal year 2008.

For a complete reconciliation of non-GAAP (adjusted) financial information used in this press release to the most directly comparable GAAP financial information, please refer to the attached Reconciliations of GAAP to Adjusted Results, Actual.

Results by Segment

Scientific Instruments revenues for the fourth quarter of 2009 were $164.7 million, a decrease of 30.3% from the fourth quarter of the prior year. Adjusted operating profit margin was 8.1% in the fourth quarter of 2009, compared to 12.7% in the fourth quarter of the prior year. On a GAAP basis, operating profit margin was 5.5% in the fourth quarter of 2009, compared to 11.1% in the same quarter a year ago.

For the full fiscal year 2009, Scientific Instruments revenues decreased 19.5% to $675.3 million, compared to $838.7 million in fiscal year 2008. Adjusted operating profit margin was 10.7% in fiscal year 2009, compared to 11.6% in fiscal year 2008. On a GAAP basis, operating profit margin was 8.0% in fiscal year 2009, compared to 9.6% in the prior fiscal year.

Vacuum Technologies revenues were $31.7 million in the fourth quarter of 2009, a decrease of 31.0% from the fourth quarter of 2008. Adjusted operating profit margin was 20.5% in the fourth quarter of 2009, compared to 22.0% in the fourth quarter of the prior year. On a GAAP basis, operating profit margin was 20.3% in the fourth quarter of 2009, compared to 22.0% in the prior-year quarter.

For the full fiscal year 2009, Vacuum Technologies revenues totaled $131.4 million, a decrease of 24.4% compared to the $173.8 million reported in fiscal year 2008. Adjusted operating profit margin was 20.1% in fiscal year 2009, compared to 19.8% in the prior fiscal year. On a GAAP basis, operating profit margin was 19.5% in fiscal year 2009, compared to 19.8% in fiscal year 2008.

Acquisition by Agilent

As previously announced, on July 26, 2009 the company entered into an Agreement and Plan of Merger with Agilent (the “Merger Agreement”), pursuant to which the company will, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, be acquired by Agilent for $52.00 per share in cash. At a special meeting held on October 5, 2009, the company’s stockholders approved the Merger Agreement. The transaction remains subject to regulatory approvals and other closing conditions.

No Conference Call

Due to the pending acquisition by Agilent, the company will not be holding an investor conference call to review its fourth quarter and full fiscal year 2009 results.

Non-GAAP (Adjusted) Financial Measures

This press release includes non-GAAP (adjusted) financial measures for cost of sales, selling, general and administrative expenses, research and development expenses, purchased in-process research and development expenses, operating earnings, operating profit margins, impairment of private company equity investments, income tax expense, net earnings, diluted earnings per share and free cash flow. With the exception of free cash flow, these non-GAAP financial measures exclude acquisition-related intangible and inventory write-up amortization and purchased in-process research and development expenses, costs related to the pending acquisition by Agilent, restructuring and other related costs, and impairment of private company equity investments. Reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliations of GAAP to Adjusted Results attached to this press release. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and our cash flows.

We believe that excluding acquisition-related intangible and inventory write-up amortization and purchased in-process research and development expenses provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends. In addition, investors have indicated to us that they analyze the benefits of acquisitions based on the cash return on the investment made, and thus consider financial measures excluding acquisition-related intangible and inventory write-up amortization and purchased in-process research and development expenses as important, useful information.

We similarly believe that excluding costs related to the pending acquisition by Agilent, restructuring and other related costs (principally related to facility closures and employee terminations to reduce costs and improve operational efficiency) and impairment of private company equity investments provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods. Investors have indicated that they consider financial measures of our results of operations excluding restructuring and other related costs and impairment of private company equity investments as important supplemental information useful to their understanding of our historical results and estimating of our future results.

We also believe that, in excluding acquisition-related intangible and inventory write-up amortization and purchased in-process research and development expenses, costs related to the pending acquisition by Agilent, restructuring and other related costs, and impairment of private company equity investments, our non-GAAP financial measures provide investors with transparency into what is used by management to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods, to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

We believe that the presentation of free cash flow provides investors with useful information on what is used by management to measure cash management performance, in making financial and operating decisions and to establish certain management compensation.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations and our cash flows, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

About Varian, Inc.

Varian, Inc. is a leading worldwide supplier of scientific instruments and vacuum technologies for life science, environmental, energy, and applied research and other applications. The company provides complete solutions, including instruments, vacuum products, laboratory consumable supplies, software, training and support through its global distribution and support systems. Varian, Inc.’s common stock is traded on the NASDAQ Global Select Market under the symbol “VARI”. Further information is available on the company’s Web site at http://www.varianinc.com.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

Fourth Quarter FY 2009 and Fourth Quarter FY 2008

	Fiscal Quarter Ended
	October 2, 2009		October 3, 2008
Sales	$196,459		$282,470
Cost of sales	113,263	(1)	156,377	(7)

Gross profit	83,196		126,093

Operating expenses
Selling, general and administrative	64,644	(2)	75,098	(8)
Research and development	13,448	(3)	17,921	(9)
Purchased in-process research and development	—		215	(10)

Total operating expenses	78,092		93,234

Operating earnings	5,104	(4)	32,859	(11)
Interest income	375		1,042
Interest expense	(395)		(382)

Earnings before income taxes	5,084		33,519
Income tax expense	3,144	(5)	13,142	(12)

Net earnings	$1,940	(6)	$20,377	(13)

Net earnings per diluted share	$0.07	(6)	$0.69	(13)

Diluted shares outstanding	29,138		29,367

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$111,263 on an adjusted basis excluding $1,550 in acquisition-related intangible amortization, $72 in acquisition-related inventory write-up amortization and $378 in restructuring and other related costs.
(2)	$55,063 on an adjusted basis excluding $9,155 in costs related to the pending acquisition by Agilent, $194 in acquisition-related intangible amortization and $232 in restructuring and other related costs.
(3)	$13,694 on an adjusted basis excluding a credit of $246 in restructuring and other related costs.
(4)	$16,439 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$4,891 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$11,528 and $0.40 per diluted share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$154,076 on an adjusted basis excluding $1,663 in acquisition-related intangible amortization, $172 in acquisition-related inventory write-up amortization and $466 in restructuring and other related costs.
(8)	$74,239 on an adjusted basis excluding $586 in acquisition-related intangible amortization and $273 in restructuring and other related costs.
(9)	$17,420 on an adjusted basis excluding $501 in restructuring and other related costs.
(10)	$0 on an adjusted basis excluding $215 related to an acquisition-related in-process research and development charge.
(11)	$36,735 on an adjusted basis excluding the adjustments described in items (7) – (10) above.
(12)	$14,417 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) above.
(13)	$22,978 and $0.78 per diluted share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (10) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

Full Year FY 2009 and Full Year FY 2008

	Fiscal Year Ended
	October 2, 2009		October 3, 2008
Sales	$806,744		$1,012,515
Cost of sales	452,054	(1)	560,061	(7)

Gross profit	354,690		452,454

Operating expenses
Selling, general and administrative	239,282	(2)	277,478	(8)
Research and development	56,425	(3)	71,810	(9)
Purchased in-process research and development	—		1,703	(10)

Total operating expenses	295,707		350,991

Operating earnings	58,983	(4)	101,463	(11)
Impairment of private company equity investment	—		(3,018	)(12)
Interest income	1,650		5,930
Interest expense	(1,486)		(1,656)

Earnings before income taxes	59,147		102,719
Income tax expense	20,527	(5)	37,605	(13)

Net earnings	$38,620	(6)	$65,114	(14)

Net earnings per diluted share	$1.34	(6)	$2.17	(14)

Diluted shares outstanding	28,936		30,072

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$441,730 on an adjusted basis excluding $6,117 in acquisition-related intangible amortization, $131 in acquisition-related inventory write-up amortization and $4,076 in restructuring and other related costs.
(2)	$224,255 on an adjusted basis excluding $9,155 in costs related to the pending acquisition by Agilent, $1,118 in acquisition-related intangible amortization and $4,754 in restructuring and other related costs.
(3)	$55,583 on an adjusted basis excluding $842 in restructuring and other related costs.
(4)	$85,176 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$27,294 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$58,046 and $2.01 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$550,465 on an adjusted basis excluding $6,547 in acquisition-related intangible amortization, $1,408 in acquisition-related inventory write-up amortization and $1,641 in restructuring and other related costs.
(8)	$273,072 on an adjusted basis excluding $1,825 in acquisition-related intangible amortization and $2,581 in restructuring and other related costs.
(9)	$70,556 on an adjusted basis excluding $1,254 in restructuring and other related costs.
(10)	$0 on an adjusted basis excluding $1,703 related to an acquisition-related in-process research and development charge.
(11)	$118,422 on an adjusted basis excluding the adjustments described in items (7) – (10) above.
(12)	$0 on an adjusted basis excluding $3,018 related to the impairment of a private company equity investment.
(13)	$44,007 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) and (12) above.
(14)	$78,689 and $2.62 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (10) and (12) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except par value amounts)

	October 2, 2009	October 3, 2008

ASSETS

Current assets
Cash and cash equivalents	$209,348	$103,895
Accounts receivable, net	159,958	199,420
Inventories	136,704	161,039
Deferred taxes	38,349	32,287
Prepaid expenses and other current assets	15,488	15,663

Total current assets	559,847	512,304

Property, plant and equipment, net	114,363	110,343
Goodwill	216,223	218,208
Intangible assets, net	28,334	36,972
Other assets	25,420	24,089

Total assets	$944,187	$901,916

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Current portion of long-term debt	$6,250	$—
Accounts payable	63,368	70,923
Deferred profit	8,935	10,957
Accrued liabilities	171,103	167,173

Total current liabilities	249,656	249,053

Long-term debt	12,500	18,750
Deferred taxes	2,505	4,341
Other liabilities	41,255	43,431

Total liabilities	305,916	315,575

Stockholders’ equity
Preferred stock—par value $0.01, authorized—1,000 shares; issued—none	—	—
Common stock—par value $0.01, authorized—99,000 shares; issued and outstanding—28,971 shares at October 2, 2009 and 28,917 shares at October 3, 2008	368,324	356,192
Retained earnings	220,068	184,678
Accumulated other comprehensive income	49,879	45,471

Total stockholders’ equity	638,271	586,341

Total liabilities and stockholders’ equity	$944,187	$901,916

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

	Fiscal Quarter Ended		Fiscal Year Ended
	October 2, 2009	October 3, 2008	October 2, 2009	October 3, 2008
Cash flows from operating activities
Net earnings	$1,940	$20,377	$38,620	$65,114
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	6,470	8,128	26,783	29,346
Gain on disposition of property, plant and equipment	(90)	(22)	(230)	(474)
Impairment of private company equity investment	—	—	—	3,018
Purchased in-process research and development	—	215	—	1,703
Share-based compensation expense	1,672	2,466	7,705	9,673
Excess tax benefit from share-based plans	(705)	(894)	(705)	(894)
Deferred taxes	(11,157)	(1,251)	(12,211)	(1,791)
Unrealized loss (gain) on currency remeasurement	929	(7,959)	525	(5,286)
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	1,093	(22,940)	42,387	(12,205)
Inventories	12,812	11,618	24,663	(19,428)
Prepaid expenses and other current assets	386	2,811	403	3,300
Other assets	1,531	(736)	168	(1,462)
Accounts payable	9,260	(2,293)	(8,663)	(1,072)
Deferred profit	(1,289)	440	(2,103)	(3,526)
Accrued liabilities	11,196	10,853	(3,061)	14,053
Other liabilities	(490)	(1,416)	(1,394)	(1,048)

Net cash provided by operating activities	33,558	19,397	112,887	79,021

Cash flows from investing activities
Proceeds from sale of property, plant and equipment	344	470	6,454	1,735
Purchase of property, plant and equipment	(4,245)	(7,286)	(25,073)	(23,960)
Acquisitions, net of cash acquired	(20)	(2,269)	(2,449)	(55,167)
Private company equity investments	—	—	—	(18)

Net cash used in investing activities	(3,921)	(9,085)	(21,068)	(77,410)

Cash flows from financing activities
Repayments of debt	—	—	—	(6,250)
Repurchase of common stock	(24)	(24,968)	(7,647)	(106,859)
Issuance of common stock	4,856	2,467	8,139	18,228
Excess tax benefit from share-based plans	705	(2,258)	705	894
Transfers to Varian Medical Systems, Inc.	(204)	—	(645)	(600)

Net cash provided by (used in) financing activities	5,333	(24,759)	552	(94,587)

Effects of exchange rate changes on cash and cash equivalents	8,001	(9,872)	13,082	475

Net increase (decrease) in cash and cash equivalents	42,971	(24,319)	105,453	(92,501)
Cash and cash equivalents at beginning of period	166,377	128,214	103,895	196,396

Cash and cash equivalents at end of period	$209,348	$103,895	$209,348	$103,895

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands)

Fourth Quarter FY 2009 and Fourth Quarter FY 2008

and

Full Year FY 2009 and Full Year FY 2008

	Fiscal Quarter Ended		Fiscal Year Ended
	October 2, 2009	October 3, 2008	October 2, 2009	October 3, 2008
TOTAL COMPANY
Cost of Sales
U.S. GAAP as reported	$113,263	$156,377	$452,054	$560,061
Adjustments:
Acquisition-related intangible amortization	(1,550)	(1,663)	(6,117)	(6,547)
Acquisition-related inventory write-up amortization	(72)	(172)	(131)	(1,408)
Restructuring and other related costs	(378)	(466)	(4,076)	(1,641)

As adjusted	$111,263	$154,076	$441,730	$550,465

Selling, General and Administrative
U.S. GAAP as reported	$64,644	$75,098	$239,282	$277,478
Adjustments:
Acquisition-related intangible amortization	(194)	(586)	(1,118)	(1,825)
Costs related to pending acquisition by Agilent	(9,155)	—	(9,155)	—
Restructuring and other related costs	(232)	(273)	(4,754)	(2,581)

As adjusted	$55,063	$74,239	$224,255	$273,072

Research and Development
U.S. GAAP as reported	$13,448	$17,921	$56,425	$71,810
Adjustments:
Restructuring and other related costs	246	(501)	(842)	(1,254)

As adjusted	$13,694	$17,420	$55,583	$70,556

Purchased In-Process Research and Development
U.S. GAAP as reported	$—	$215	$—	$1,703
Adjustments:
Acquisition-related in-process research and development charge	—	(215)	—	(1,703)

As adjusted	$—	$—	$—	$—

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Fourth Quarter FY 2009 and Fourth Quarter FY 2008

and

Full Year FY 2009 and Full Year FY 2008

	Fiscal Quarter Ended		Fiscal Year Ended
	October 2, 2009	October 3, 2008	October 2, 2009	October 3, 2008

TOTAL COMPANY (Continued)
Operating Earnings
U.S. GAAP as reported	$5,104	$32,859	$58,983	$101,463
Adjustments:
Acquisition-related in-process research and development charges	—	215	—	1,703
Acquisition-related intangible amortization	1,744	2,249	7,235	8,372
Acquisition-related inventory write-up amortization	72	172	131	1,408
Costs related to pending acquisition by Agilent	9,155	—	9,155	—
Restructuring and other related costs	364	1,240	9,672	5,476

As adjusted	$16,439	$36,735	$85,176	$118,422

Operating Margins
U.S. GAAP as reported	2.6%	11.6%	7.3%	10.0%
Adjustments:
Acquisition-related in-process research and development charges	—	0.1	—	0.2
Acquisition-related intangible amortization	0.9	0.8	1.0	0.9
Acquisition-related inventory write-up amortization	0.0	0.1	0.0	0.1
Costs related to pending acquisition by Agilent	4.7	—	1.1	—
Restructuring and other related costs	0.2	0.4	1.2	0.5

As adjusted	8.4%	13.0%	10.6%	11.7%

Impairment of Private Company Equity Investment
U.S. GAAP as reported	$—	$—	$—	$3,018
Adjustments:
Impairment of private company equity investment	—	—	—	(3,018)

As adjusted	$—	$—	$—	$—

Income Tax Expense
U.S. GAAP as reported	$3,144	$13,142	$20,527	$37,605
Adjustments:
Tax impact of adjustments:
Acquisition-related intangible amortization	527	723	2,310	2,755
Acquisition-related inventory write-up amortization	20	75	37	485
Costs related to pending acquisition by Agilent	1,045	—	1,045	—
Impairment of private company equity investment	—	—	—	1,147
Restructuring and other related costs	155	477	3,375	2,015

As adjusted	$4,891	$14,417	$27,294	$44,007

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except per share data)

Fourth Quarter FY 2009 and Fourth Quarter FY 2008

and

Full Year FY 2009 and Full Year FY 2008

	Fiscal Quarter Ended		Fiscal Year Ended
	October 2, 2009	October 3, 2008	October 2, 2009	October 3, 2008
TOTAL COMPANY (Continued)
Net Earnings
U.S. GAAP as reported	$1,940	$20,377	$38,620	$65,114
Adjustments:
Acquisition-related in-process research and development charges	—	215	—	1,703
Acquisition-related intangible amortization	1,217	1,526	4,925	5,617
Acquisition-related inventory write-up amortization	52	97	94	923
Costs related to pending acquisition by Agilent	8,110	—	8,110	—
Impairment of private company equity investment	—	—	—	1,871
Restructuring and other related costs	209	763	6,297	3,461

As adjusted	$11,528	$22,978	$58,046	$78,689

Diluted Earnings Per Share
U.S. GAAP as reported	$0.07	$0.69	$1.34	$2.17
Adjustments:
Acquisition-related in-process research and development charges	—	0.01	—	0.06
Acquisition-related intangible amortization	0.04	0.05	0.17	0.18
Acquisition-related inventory write-up amortization	0.00	0.00	0.00	0.03
Costs related to pending acquisition by Agilent	0.28	—	0.28	—
Impairment of private company equity investment	—	—	—	0.06
Restructuring and other related costs	0.01	0.03	0.22	0.12

As adjusted	$0.40	$0.78	$2.01	$2.62

Free Cash Flow
U.S. GAAP as reported - Net cash provided by operating activities	$33,558	$19,396	$112,887	$79,021
Adjustments:
Proceeds from sale of property, plant and equipment	344	470	6,454	1,735
Purchase of property, plant and equipment	(4,245)	(7,286)	(25,073)	(23,960)

As adjusted - Free Cash Flow	$29,657	$12,580	$94,268	$56,796

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Fourth Quarter FY 2009 and Fourth Quarter FY 2008

and

Full Year FY 2009 and Full Year FY 2008

	Fiscal Quarter Ended		Fiscal Year Ended
	October 2, 2009	October 3, 2008	October 2, 2009	October 3, 2008
SCIENTIFIC INSTRUMENTS SEGMENT
Operating Earnings
U.S. GAAP as reported	$9,041	$26,191	$53,890	$80,700
Adjustments:
Acquisition-related in-process research and development charges	—	215	—	1,703
Acquisition-related intangible amortization	1,744	2,249	7,235	8,372
Acquisition-related inventory write-up amortization	72	172	131	1,408
Costs related to pending acquisition by Agilent	2,157	—	2,157	—
Restructuring and other related costs	304	1,240	8,871	5,476

As adjusted	$13,318	$30,067	$72,284	$97,659

Operating Margins
U.S. GAAP as reported	5.5%	11.1%	8.0%	9.6%
Adjustments:
Acquisition-related in-process research and development charges	—	0.1	—	0.2
Acquisition-related intangible amortization	1.1	0.9	1.1	0.9
Acquisition-related inventory write-up amortization	0.0	0.1	0.0	0.2
Costs related to pending acquisition by Agilent	1.3	—	0.3	—
Restructuring and other related costs	0.2	0.5	1.3	0.7

As adjusted	8.1%	12.7%	10.7%	11.6%

VACUUM TECHNOLOGIES SEGMENT
Operating Earnings
U.S. GAAP as reported	$6,432	$10,123	$25,665	$34,384
Adjustments:
Restructuring and other related costs	60	—	802	—

As adjusted	$6,492	$10,123	$26,467	$34,384

Operating Margins
U.S. GAAP as reported	20.3%	22.0%	19.5%	19.8%
Adjustments:
Restructuring and other related costs	0.2	—	0.6	—

As adjusted	20.5%	22.0%	20.1%	19.8%

GENERAL (UNALLOCATED) CORPORATE
Operating Earnings
U.S. GAAP as reported	$(10,369)	$(3,455)	$(20,572)	$(13,621)
Adjustments:
Costs related to pending acquisition by Agilent	6,998	—	6,998	—

As adjusted	$(3,371)	$(3,455)	$(13,574)	$(13,621)